CONSENT OF SHEARMAN & STERLING

     We hereby consent to the reference to our firm included in Part A and Part B of Merrill Lynch Global Financial Services Master Trust, filed as part of Amendment No. 3 to the Registration Statement (File No. 811-09633).

Shearman & Sterling
/s/ Shearman & Sterling

New York, New York
January 22, 2002